                                                                   EXHIBIT 10(c)

             SCHEDULE OF CERTAIN EXECUTIVE OFFICERS WHO ARE PARTIES
                        TO THE SEVERANCE PAY AGREEMENTS
                                   ----------

Form A of Severance Pay Agreement
---------------------------------

John G. Breen
Thomas A. Commes

Form B of Severance Pay Agreement
---------------------------------

John L. Ault
Frank E. Butler
Christopher M. Connor
Michael A. Galasso
Thomas E. Hopkins
Conway G. Ivy
T. Scott King
John C. Macatee
Larry J. Pitorak
Joseph M. Scaminace
Louis E. Stellato